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                                  EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Fidelity National Information Solutions, Inc.:


We consent to the use of our reports incorporated herein by reference in the registration statement.


                                             /s/ KPMG LLP
Los Angeles, California
December 14, 2001